--------------------------------------------------------------------------------
                            ABS NEW ISSUE TERM SHEET


                    $675,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS3

                           RASC SERIES 2004-KS3 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                                 MARCH 8, 2004

The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup's Syndicate Desk at (212) 723-6171.

Citigroup is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup's disclaimers as to these matters.

                           CITIGROUP [GRAPHIC OMITTED]


                           DESCRIPTION OF COLLATERAL
                                  GROUP I LOANS
                                                                Total             Minimum         Maximum
Aggregate Outstanding Principal Balance                     $199,996,876.24
Number of Loans                                                       1,852

Average Current Loan Balance                                    $107,989.67         $9,758.50     $501,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio                81.52%            12.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.54%             5.45%          13.99%
(1) Weighted Average Net Mortgage Rate                                6.42%             3.95%          13.41%
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                335               117             360
(1) (3) Weighted Average Credit Score                                   638               493             798
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans. (3) 99.88% of the Group I Loans have Credit Scores.
(4) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                    Percent of Cut off Date
                                                Range                                    Principal Balance

         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           95.73%
                                              Second                                           4.27%

         Property Type                        Single Family detached                          76.56%
                                              Two to Four Family                               8.21%
                                              Planned Unit Development (detached)              5.86%
                                              Manufactured Home                                3.21%
                                              Planned Unit Development (attached)              2.61%
                                              Condo Low-rise (under 5 stories)                 1.82%
                                              Townhouse                                        1.62%
                                              Leasehold                                        0.09%
                                              Condo Mid-rise (5-8 stories)                     0.03%

         Occupancy Status                     Primary Residence                               92.36%
                                              Non Owner-occupied                               6.66%
                                              Second/Vacation                                  0.98%

         Documentation Type                   Full Documentation                              74.50%
                                              Reduced Documentation                           25.50%

         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 53.55%

         Loans with Prepayment Penalties                                                      70.96%

         Loans serviced by HomeComings(4)                                                     71.93%



CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                                                                         Average  Weighted Average
                                Number of       Principal   % of        Principal  Loan to Value
Range of Credit Scores         Mortgage Loans   Balance   Gr. I Loans    Balance        Ratio*
 499 or less                             3       $313,850      0.16 %    $104,617        75.44 %
 500 - 519                              11        543,825      0.27        49,439        65.13
 520 - 539                              49      4,373,154      2.19        89,248        74.32
 540 - 559                             114      9,162,342      4.58        80,371        76.51
 560 - 579                             143     11,340,083      5.67        79,301        78.53
 580 - 599                             178     14,614,062      7.31        82,101        80.00
 600 - 619                             312     29,661,042     14.83        95,067        82.76
 620 - 639                             314     33,314,851     16.66       106,098        83.16
 640 - 659                             251     32,004,562     16.00       127,508        80.91
 660 - 679                             213     28,002,131     14.00       131,465        83.49
 680 - 699                             108     14,749,808      7.38       136,572        80.71
 700 - 719                              63      9,185,578      4.59       145,803        81.38
 720 - 739                              40      6,327,485      3.16       158,187        84.06
 740 - 759                              25      3,782,676      1.89       151,307        84.55
 760 or greater                         24      2,384,956      1.19        99,373        83.87
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES         1,848    $199,760,404    99.88 %    $108,095        81.53 %
 Not Available**                         4        236,472      0.12        59,118        71.66
-----------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        81.52 %
-----------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.  **Mortgage  Loans  indicated  as  having  a  Credit  Score  that is "not available"  include  certain  Mortgage  Loans  where  the  Credit  Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------

                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Loan Prin. Balances($)  Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
           1 - 100,000               1,103    $63,394,445     31.70 %     $57,475        621       79.76 %
100,001 - 200,000                      515     71,549,737     35.78       138,932        637       81.85
200,001 - 300,000                      170     42,132,193     21.07       247,836        654       82.89
300,001 - 400,000                       56     19,268,071      9.63       344,073        657       83.06
400,001 - 500,000                        7      3,151,430      1.58       450,204        655       80.40
500,001 - 600,000                        1        501,000      0.25       501,000        655       90.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876    100.00 %   $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.



NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                      Score




3.500 - 3.999                            3       $776,780      0.39 %    $258,927          654      84.55 %
4.000 - 4.499                           44      9,483,156      4.74       215,526          666      77.26
4.500 - 4.999                           97     20,189,114     10.09       208,135          672      79.21
5.000 - 5.499                          136     22,192,938     11.10       163,183          656      80.65
5.500 - 5.999                          186     25,340,847     12.67       136,241          655      79.67
6.000 - 6.499                          316     38,979,636     19.49       123,353          642      81.35
6.500 - 6.999                          249     28,240,515     14.12       113,416          627      84.30
7.000 - 7.499                          211     21,691,270     10.85       102,802          624      83.40
7.500 - 7.999                          135     11,293,904      5.65        83,659          603      80.81
8.000 - 8.499                          105      8,194,401      4.10        78,042          595      78.51
8.500 - 8.999                           91      4,508,995      2.25        49,549          580      83.26
9.000 - 9.499                           88      3,497,426      1.75        39,743          600      86.22
9.500 - 9.999                           35      1,225,790      0.61        35,023          614      88.19
10.000 - 10.499                         41      1,782,478      0.89        43,475          582      81.75
10.500 - 10.999                         31        925,597      0.46        29,858          609      93.75
11.000 - 11.499                          2         56,000      0.03        28,000          542      71.07
11.500 - 11.999                          8        160,383      0.08        20,048          630     100.00
12.000 - 12.499                          3         39,558      0.02        13,186          595      98.64
12.500 - 12.999                         27        641,819      0.32        23,771          591      97.97
13.000 - 13.499                         44        776,269      0.39        17,642          572      99.16
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990          638      81.52 %
---------------------------------------------------------------------------------------------------------------



*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
5.000 - 5.499                            1       $182,096      0.09 %    $182,096        676       67.00 %
5.500 - 5.999                           35      7,484,412      3.74       213,840        659       80.07
6.000 - 6.499                          123     24,071,918     12.04       195,707        669       77.39
6.500 - 6.999                          272     45,130,878     22.57       165,922        661       80.68
7.000 - 7.499                          204     26,412,731     13.21       129,474        641       84.08
7.500 - 7.999                          362     40,617,360     20.31       112,203        637       82.57
8.000 - 8.499                          219     21,252,927     10.63        97,045        610       81.61
8.500 - 8.999                          203     16,395,525      8.20        80,766        605       80.14
9.000 - 9.499                          114      6,701,610      3.35        58,786        584       82.73
9.500 - 9.999                          111      5,017,174      2.51        45,200        588       83.24
10.000 - 10.499                         44      1,944,991      0.97        44,204        611       86.68
10.500 - 10.999                         39      1,849,929      0.92        47,434        572       77.14
11.000 - 11.499                         24        737,334      0.37        30,722        629       94.73
11.500 - 11.999                         19        579,964      0.29        30,524        591       90.56
12.000 - 12.499                          8        160,383      0.08        20,048        630      100.00
12.500 - 12.999                          3         39,558      0.02        13,186        595       98.64
13.000 - 13.499                         27        641,819      0.32        23,771        591       97.97
13.500 - 13.999                         44        776,269      0.39        17,642        572       99.16
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Loan to Value Rations (%)        Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  0.01 - 50.00                          82     $6,854,419      3.43 %     $83,590       630
50.01 - 55.00                           32      2,826,854      1.41        88,339       624
55.01 - 60.00                           69      6,520,190      3.26        94,496       622
60.01 - 65.00                           61      6,543,369      3.27       107,268       626
65.01 - 70.00                          104     11,860,100      5.93       114,039       635
70.01 - 75.00                          145     15,092,714      7.55       104,088       629
75.01 - 80.00                          355     44,262,479     22.13       124,683       642
80.01 - 85.00                          271     36,630,222     18.32       135,167       640
85.01 - 90.00                          260     33,714,603     16.86       129,672       629
90.01 - 95.00                          117     12,327,568      6.16       105,364       647
95.01 - 100.00                         356     23,364,359     11.68        65,630       653
--------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990       638
--------------------------------------------------------------------------------------------------

Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated  using the combined Loan-to-Value ratio.





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
State or Territory               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
--------------------------------------------------------------------------------------------------------------
California                            125     $25,120,380     12.56 %    $200,963        660       77.39 %
Connecticut                            47       6,434,009      3.22       136,894        640       80.16
Florida                               183      18,526,797      9.26       101,239        637       81.09
Georgia                                97       8,635,926      4.32        89,030        630       84.87
Maryland                               64       8,870,386      4.44       138,600        613       79.42
Massachusetts                          40       7,083,869      3.54       177,097        638       79.48
New York                              116      22,749,316     11.37       196,115        659       79.63
Texas                                 177      13,535,312      6.77        76,471        614       79.54
Virginia                               71       8,310,778      4.16       117,053        637       84.66
Other                                 932      80,730,103     40.37        86,620        633       83.61
---------------------------------------------------------------------------------------------------------------
TOTAL:                              1,852     $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

Note:  Other  includes  states  and the  District  of  Columbia  with  under  3%
concentrations individually.



MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Loan Purpose                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                     1,195    $138,163,468    69.08 %    $115,618        634       79.60 %
Purchase                               514     46,499,397     23.25        90,466        651       88.03
Rate/Term Refinance                    143     15,334,011      7.67       107,231        634       79.08
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Documentation Type               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
 --------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                   1,458    $149,001,775    74.50 %    $102,196        631       83.73 %
Reduced Documentation                  394     50,995,102     25.50       129,429        657       75.06
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




OCCUPANCY TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Occupancy Type                   Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
---------------------------------------------------------------------------------------------------------------
Primary Residence                    1,678    $184,718,253    92.36 %    $110,082        636       81.98 %
Non Owner-occupied                     157     13,325,131      6.66        84,873        664       76.12
Second/Vacation                         17      1,953,492      0.98       114,911        666       75.42
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Property Type                    Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
--------------------------------------------------------------------------------------------------------------
Single Family detached               1,459    $153,107,654    76.56 %    $104,940         635      82.13 %
Two to Four Family                     104     16,424,521      8.21       157,928         662      78.68
Planned Unit Development
(detached)                              89     11,710,567      5.86       131,579         632      79.63
Manufactured Home                       84      6,414,751      3.21        76,366         646      76.65
Planned Unit Development
(attached)                              42      5,221,908      2.61       124,331         639      87.29
Condo Low-rise (under 5 stories)        38      3,638,137      1.82        95,740         644      76.69
Townhouse                               33      3,235,356      1.62        98,041         640      80.50
Leasehold                                2        183,981      0.09        91,991         654      72.23
Condo Mid-rise (5-8 stories)             1         60,000      0.03        60,000         649      58.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990         638      81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

      CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Credit Grade                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
A4                                     757    $90,329,229      45.17 %   $119,325        658       79.94 %
AX                                     710     78,408,575      39.20      110,435        639       85.30
AM                                     225     19,368,649       9.68       86,083        583       80.44
B                                      101      7,710,107       3.86       76,338        564       72.38
C                                       39      2,939,814       1.47       75,380        545       69.10
CM                                      20      1,240,504       0.62       62,025        551       61.57
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876    100.00 %   $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Prepayment Penalty Term          Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
12 Months                              105    $16,466,572      8.23 %    $156,824        637       82.17 %
24 Months                              130     19,841,262      9.92       152,625        655       77.87
36 Months                              809    101,534,532     50.77       125,506        641       82.16
60 Months                               44      3,705,442      1.85        84,215        618       80.47
None                                   762     58,076,245     29.04        76,216        628       81.62
Other                                    2        372,824      0.19       186,412        619       69.26
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
 *With  respect to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.
 *Other  includes all loans with  prepayment  penalty terms not equal to 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.
-------------------------------------------------------------------------------------------------------


                         Description of the Collateral
                                GROUP II-A LOANS

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $236,525,586.49
Number of Loans                                                       1,817
Average Current Loan Balance                                    $130,173.69        $15,000.00     $393,586.53
(1) Weighted Average Original Loan-to-Value Ratio                    82.53%             9.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.10%             4.50%          11.50%
(1) Weighted Average Net Mortgage Rate                                6.57%             4.05%          10.92%
(1) Weighted Average Note Margin                                      6.90%             2.25%          11.29%
(1) Weighted Average Maximum Mortgage Rate                           13.51%            10.77%          17.65%
(1) Weighted Average Minimum Mortgage Rate                            7.27%             2.25%          11.50%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                 5              38
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               344             360
(1) (2) Weighted Average Credit Score                                   612               480             799
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.95% of the Group II-A Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family detached                          78.39%
                                              Planned Unit Development (detached)              8.23%
                                              Two to Four Family                               5.71%
                                              Condo Low-Rise (Under 5 stories)                 3.23%
                                              Planned Unit Development (attached)              2.70%
                                              Manufactured Home                                0.81%
                                              Townhouse                                        0.79%
                                              Condo High-Rise (Over 9 stories)                 0.10%
                                              Condo Mid-rise (5-8 stories)                     0.05%


         Occupancy Status                     Primary Residence                               94.50%
                                              Non Owner-occupied                               4.64%
                                              Second/Vacation                                  0.86%

         Documentation Type                   Full Documentation                              78.95%
                                              Reduced Documentation                           21.05%


         Loans with Prepayment Penalties                                                      69.60%

         Loans serviced by HomeComings(3)                                                     90.47%
--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

-----------------------------------------------------------------------------------------------------
                                                                         Average      Weighted Average
Range of                         Number of       Principal   % of        Principal    Loan to Value
Credit Scores                    Mortgage Loans   Balance   Gr. I Loans    Balance       Ratio*

-----------------------------------------------------------------------------------------------------
 499 or less                            3       $299,261      0.13 %     $99,754         68.60 %
 500 - 519                             16      1,413,530      0.60        88,346         73.49
 520 - 539                             74      8,389,098      3.55       113,366         73.40
 540 - 559                            166     19,072,141      8.06       114,892         79.27
 560 - 579                            258     29,911,420     12.65       115,936         83.76
 580 - 599                            258     32,965,091     13.94       127,772         81.47
 600 - 619                            349     45,725,467     19.33       131,019         84.09
 620 - 639                            287     39,558,813     16.72       137,836         83.07
 640 - 659                            187     28,278,990     11.96       151,225         83.84
 660 - 679                            100     13,954,531      5.90       139,545         82.76
 680 - 699                             40      6,167,484      2.61       154,187         86.30
 700 - 719                             32      4,093,463      1.73       127,921         80.10
 720 - 739                             19      2,392,795      1.01       125,937         84.26
 740 - 759                             12      1,797,675      0.76       149,806         84.64
 760 or greater                        13      2,376,899      1.00       182,838         84.43
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES        1,814     $236,396,659   99.95 %     $130,318        82.55 %
 Not Available*                         3        128,928      0.05        42,976         51.28
-----------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174        82.53 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Loan                    Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
Principal Balances ($)                                                                 Score
 ---------------------------------------------------------------------------------------------------------------
            1 - 100,000               846     $64,199,510    27.14 %     $75,886          603      80.50 %
 100,001 - 200,000                    548     64,699,094     27.35       118,064          610      82.70
 200,001 - 300,000                    362     88,139,638     37.26       243,480          620      84.12
 300,001 - 400,000                     61     19,487,344      8.24       319,465          614      81.54
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                      100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



NET MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                           7     $1,455,293      0.62 %     $207,899         656      77.63 %
4.500 - 4.999                          30      5,152,075      2.18       171,736          654      82.16
5.000 - 5.499                          95     17,599,014      7.44       185,253          654      82.73
5.500 - 5.999                         221     34,847,145     14.73       157,679          626      80.36
6.000 - 6.499                         422     58,525,074     24.74       138,685          620      82.26
6.500 - 6.999                         368     48,001,528     20.29       130,439          610      84.51
7.000 - 7.499                         365     41,036,710     17.35       112,429          595      83.21
7.500 - 7.999                         160     17,111,121      7.23       106,945          579      83.04
8.000 - 8.499                          95      8,410,608      3.56        88,533          573      80.14
8.500 - 8.999                          29      2,259,687      0.96        77,920          563      79.17
9.000 - 9.499                          16      1,643,851      0.69       102,741          546      80.67
9.500 - 9.999                           4        234,280      0.10        58,570          572      82.48
10.000 - 10.499                         3        136,000      0.06        45,333          561      66.76
10.500 - 10.999                         2        113,200      0.05        56,600          507      72.58
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                           6     $1,192,610      0.50 %     $198,768         665      76.01 %
5.000 - 5.499                          23      4,433,067      1.87       192,742          648      81.77
5.500 - 5.999                         103     18,989,435      8.03       184,363          655      82.69
6.000 - 6.499                         185     28,249,524     11.94       152,700          632      79.70
6.500 - 6.999                         440     63,802,286     26.97       145,005          622      82.28
7.000 - 7.499                         338     42,893,710     18.13       126,904          609      84.56
7.500 - 7.999                         387     44,419,230     18.78       114,778          595      83.47
8.000 - 8.499                         156     16,975,553      7.18       108,818          581      83.70
8.500 - 8.999                         117     10,646,337      4.50        90,994          569      79.73
9.000 - 9.499                          31      2,163,587      0.91        69,793          566      78.67
9.500 - 9.999                          20      2,143,226      0.91       107,161          549      81.78
10.000 - 10.499                         6        367,821      0.16        61,303          561      80.92
10.500 - 10.999                         3        136,000      0.06        45,333          561      66.76
11.000 - 11.499                         1         42,000      0.02        42,000          494      60.00
11.500 - 11.999                         1         71,200      0.03        71,200          514      80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

--------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Loan to Value Ratios(%)         Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

--------------------------------------------------------------------------------------------------
0.01 - 50.00                           51     $5,144,722      2.18 %     $100,877         595
50.01 - 55.00                          19      2,051,706      0.87       107,985          621
55.01 - 60.00                          37      3,724,599      1.57       100,665          598
60.01 - 65.00                          50      5,668,337      2.40       113,367          599
65.01 - 70.00                          76      9,368,397      3.96       123,268          595
70.01 - 75.00                         129     15,867,289      6.71       123,002          608
75.01 - 80.00                         461     61,442,908     25.98       133,282          617
80.01 - 85.00                         381     47,729,538     20.18       125,274          604
85.01 - 90.00                         430     58,808,173     24.86       136,763          610
90.01 - 95.00                         132     17,907,568      7.57       135,663          639
95.01 - 100.00                         51      8,812,349      3.73       172,791          637
--------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612
--------------------------------------------------------------------------------------------------




GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
State or Territory              Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
--------------------------------------------------------------------------------------------------------------
California                            130     $29,053,414    12.28 %     $223,488         629      80.01 %
Michigan                              163     16,749,624      7.08       102,758          606      80.88
Florida                               144     16,288,028      6.89       113,111          608      82.24
Illinois                               86     12,933,246      5.47       150,387          607      81.69
Texas                                  97     11,422,114      4.83       117,754          605      81.95
Virginia                               76     11,353,857      4.80       149,393          608      82.71
Minnesota                              73     10,857,154      4.59       148,728          621      80.22
Georgia                                76     10,481,398      4.43       137,913          609      85.78
New York                               39      9,425,244      3.98       241,673          621      82.81
North Carolina                         75      7,961,086      3.37       106,148          615      84.62
Massachusetts                          33      7,677,147      3.25       232,641          605      79.56
Wisconsin                              67      7,495,757      3.17       111,877          612      81.34
Other                                 758     84,827,517     35.86       111,910          610      84.01
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Loan Purpose                     Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
  --------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,176     $155,440,091   65.72 %     $132,177         607      81.44 %
Purchase                              513     65,919,033     27.87       128,497          623      85.03
Rate/Term Refinance                   128     15,166,462      6.41       118,488          617      82.90
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Documentation Type              Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
 ---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                  1,493     $186,745,521   78.95 %     $125,081         607      84.22 %
Reduced Documentation                 324     49,780,065     21.05       153,642          633      76.20
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Occupancy Type                  Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
Primary Residence                   1,687     $223,506,509   94.50 %     $132,488         610      82.73 %
Non Owner-occupied                    115     10,980,304      4.64        95,481          649      78.03
Second/Vacation                        15      2,038,774      0.86       135,918          623      84.73
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Property Type                    Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
 ----------------------------------------------------------------------------------------------------------------
Single Family detached              1,490     $185,402,860   78.39 %     $124,431          612      82.69 %
Planned Unit Development
(detached)                            112     19,462,609      8.23        173,773          603      83.86
Two to Four Family                     82     13,494,241      5.71        164,564          622      78.85
Condo Low-Rise (Under 5 stories)       52      7,637,620      3.23        146,877          628      80.02
Planned Unit Development
(attached)                             38      6,398,010      2.70        168,369          609      87.87
Manufactured Home                      20      1,910,834      0.81         95,542          600      73.04
Townhouse                              20      1,868,850      0.79         93,443          603      82.05
Condo High-Rise (Over 9 stories)        2        227,388      0.10        113,694          660      80.00
Condo Mid-rise (5-8 stories)            1        123,175      0.05        123,175          559      83.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174          612      82.53 %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
Credit Grate                     Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

 ----------------------------------------------------------------------------------------------------------------
A4                                    707     $98,673,198    41.72 %     $139,566          642      82.83 %
AX                                    484     66,063,842     27.93        136,496          616      84.55
AM                                    324     40,263,553     17.02        124,270          579      84.04
B                                     209     22,282,812      9.42        106,616          559      78.55
C                                      65      7,001,265      2.96        107,712          546      70.47
CM                                     28      2,240,917      0.95         80,033          534      60.14
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174          612      82.53 %
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------





PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Prepayment t                     Number of       Principal   % of        Principal    Average   Loan to Value
Penalty Term                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
 --------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                              72     $14,030,942     5.93 %     $194,874         629      80.72 %
24 Months                             886     116,089,804    49.08       131,027          612      83.28
36 Months                             299     33,904,078     14.33       113,392          604      81.98
None                                  556     71,912,242     30.40       129,339          613      82.00
Other                                   4        588,520      0.25       147,130          628      76.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 12, 24, 36, months. No loans have prepayment penalty terms greater than 36 months.


NOTE MARGINS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of                         Number of       Principal   % of        Principal    Average   Loan to Value
Note Margins (%)                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.499                           1       $238,500      0.10 %     $238,500         595      89.00 %
3.500 - 3.999                           1         75,106      0.03        75,106          626      80.00
4.000 - 4.499                           4        724,376      0.31       181,094          628      76.90
4.500 - 4.999                          26      4,541,324      1.92       174,666          631      81.41
5.000 - 5.499                         114     20,527,469      8.68       180,066          629      81.70
5.500 - 5.999                         147     23,468,388      9.92       159,649          631      84.38
6.000 - 6.499                         183     27,250,952     11.52       148,912          620      82.50
6.500 - 6.999                         385     53,767,696     22.73       139,656          621      82.29
7.000 - 7.499                         323     39,202,923     16.57       121,371          617      82.86
7.500 - 7.999                         263     30,262,024     12.79       115,065          598      83.23
8.000 - 8.499                         188     18,300,529      7.74        97,343          588      82.39
8.500 - 8.999                         109     11,683,218      4.94       107,185          569      82.96
9.000 - 9.499                          42      3,824,373      1.62        91,056          566      76.61
9.500 - 9.999                          20      1,869,926      0.79        93,496          543      76.78
10.000 - 10.499                         6        447,140      0.19        74,523          560      74.65
10.500 - 10.999                         2        198,443      0.08        99,221          513      73.83
11.000 - 11.499                         3        143,200      0.06        47,733          530      67.85
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Maximum                 Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                         1        $75,106      0.03 %     $75,106          626      80.00 %
11.000 - 11.999                        68     10,768,454      4.55       158,360          661      81.43
12.000 - 12.999                       462     69,391,807     29.34       150,199          633      81.57
13.000 - 13.999                       693     90,300,317     38.18       130,303          609      83.31
14.000 - 14.999                       437     50,972,741     21.55       116,642          590      82.97
15.000 - 15.999                       122     12,177,555      5.15        99,816          575      81.46
16.000 - 16.999                        27      2,415,571      1.02        89,466          569      83.31
17.000 - 17.999                         7        424,036      0.18        60,577          557      78.43
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Minimum                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.999                           1       $238,500      0.10 %     $238,500         595      89.00 %
4.000 - 4.999                           2        196,706      0.08        98,353          623      89.27
5.000 - 5.999                          99     17,996,516      7.61       181,783          658      81.50
6.000 - 6.999                         501     76,719,234     32.44       153,132          627      81.87
7.000 - 7.999                         748     94,444,910     39.93       126,263          608      83.50
8.000 - 8.999                         378     39,482,777     16.69       104,452          583      82.96
9.000 - 9.999                          73      6,475,628      2.74        88,707          562      77.69
10.000 - 10.999                        12        828,115      0.35        69,010          548      73.15
11.000 - 11.999                         3        143,200      0.06        47,733          530      67.85
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Next Interest Rate              Number of       Principal   % of        Principal    Average   Loan to Value
Adjustment Date                  Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
July-04                                 1       $281,146      0.12 %     $281,146         601      85.00 %
October-04                              1        118,577      0.05       118,577          620      80.00
September-05                            2        322,822      0.14       161,411          631      82.94
October-05                              6        907,079      0.38       151,180          570      79.15
November-05                            13      1,493,278      0.63       114,868          585      77.93
December-05                           139     16,173,150      6.84       116,354          604      83.00
January-06                            723     100,138,300    42.34       138,504          614      82.79
February-06                           521     67,298,946     28.45       129,173          613      83.26
March-06                               70      7,723,829      3.27       110,340          612      81.89
April-06                                1        238,500      0.10       238,500          656      90.00
July-06                                 1         76,115      0.03        76,115          594      85.00
October-06                              5        339,084      0.14        67,817          629      83.51
November-06                             5        756,644      0.32       151,329          584      88.30
December-06                            17      1,907,619      0.81       112,213          598      79.79
January-07                            136     17,521,453      7.41       128,834          618      80.62
February-07                           134     16,769,905      7.09       125,149          612      81.82
March-07                               37      3,975,540      1.68       107,447          599      77.46
April-07                                5        483,600      0.20        96,720          611      76.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------


-------------------------


                          Description of the Collateral

                                GROUP II-B LOANS

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $236,521,150.03
Number of Loans                                                       1,623

Average Current Loan Balance                                    $145,730.84        $31,000.00     $750,000.00
(1) Weighted Average Original Loan-to-Value Ratio                    82.33%            23.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.10%             4.80%          11.70%
(1) Weighted Average Net Mortgage Rate                                6.57%             4.32%          11.12%
(1) Weighted Average Note Margin                                      6.90%             2.25%          11.18%
(1) Weighted Average Maximum Mortgage Rate                           13.49%            10.80%          18.70%
(1) Weighted Average Minimum Mortgage Rate                            7.28%             2.25%          11.70%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                17              38
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               353             360
(1) (2) Weighted Average Credit Score                                   615               490             806
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.64% of the Group II-B Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family detached                          81.09%
                                              Planned Unit Development (detached)              7.07%
                                              Two to Four Family                               3.78%
                                              Planned Unit Development (attached)              2.89%
                                              Condo Low-Rise (Under 5 stories)                 2.63%
                                              Manufactured Home                                1.84%
                                              Townhouse                                        0.53%
                                              Condo High-Rise (Over 9 stories)                 0.14%
                                              Leasehold                                        0.03%

         Occupancy Status                     Primary Residence                               93.90%
                                              Non Owner-occupied                               5.39%
                                              Second/Vacation                                  0.71%

         Documentation Type                   Full Documentation                              81.82%
                                              Reduced Documentation                           18.18%


         Loans with Prepayment Penalties                                                      72.60%

         Loans serviced by HomeComings(3)                                                     87.74%
--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------
                                                                         Average    Weighted Average
Range of                         Number of       Principal   % of        Principal  Loan to Value
Credit Scores                   Mortgage Loans   Balance   Gr. I Loans    Balance    Ratio*

-----------------------------------------------------------------------------------------------------
 499 or less                            3       $226,024      0.10 %     $75,341         52.84 %
 500 - 519                             18      2,154,001      0.91       119,667         73.25
 520 - 539                             79      8,933,983      3.78       113,088         74.96
 540 - 559                            172     22,446,032      9.49       130,500         77.60
 560 - 579                            199     25,384,408     10.73       127,560         81.86
 580 - 599                            237     30,988,838     13.10       130,755         81.91
 600 - 619                            290     42,748,480     18.07       147,409         84.52
 620 - 639                            212     33,634,336     14.22       158,653         83.47
 640 - 659                            163     27,480,969     11.62       168,595         85.21
 660 - 679                             97     15,884,737      6.72       163,760         83.54
 680 - 699                             69     12,090,569      5.11       175,226         80.76
 700 - 719                             31      5,466,871      2.31       176,351         83.24
 720 - 739                             20      3,234,911      1.37       161,746         84.08
 740 - 759                             11      2,386,022      1.01       216,911         85.12
 760 or greater                        13      2,608,112      1.10       200,624         84.64
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES        1,614     $235,668,292   99.64 %     $146,015        82.38 %
 Not Available*                         9        852,858      0.36        94,762         69.91
-----------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731        82.33 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------

                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Loan Principal         Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
Balances ($)                                                                           Score
 ---------------------------------------------------------------------------------------------------------------
            1 - 100,000               705     $53,577,751    22.65 %     $75,997          602      78.85 %
 100,001 - 200,000                    482     56,735,277     23.99       117,708          608      81.80
 200,001 - 300,000                    278     67,735,473     28.64       243,653          620      83.47
 300,001 - 400,000                    132     46,002,067     19.45       348,501          621      84.65
 400,001 - 500,000                     21      9,352,332      3.95       445,349          647      86.89
 500,001 - 600,000                      3      1,618,250      0.68       539,417          642      84.78
 700,001 - 800,000                      2      1,500,000      0.63       750,000          688      73.50
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                      100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------



NET MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                           3     $1,261,279      0.53 %     $420,426         689      77.03 %
4.500 - 4.999                          23      5,499,306      2.33       239,100          654      81.29
5.000 - 5.499                         110     24,401,299     10.32       221,830          650      81.86
5.500 - 5.999                         179     30,403,701     12.85       169,853          636      81.46
6.000 - 6.499                         349     56,918,521     24.06       163,090          627      83.01
6.500 - 6.999                         325     47,729,174     20.18       146,859          608      83.23
7.000 - 7.499                         300     35,303,332     14.93       117,678          590      83.29
7.500 - 7.999                         168     19,054,138      8.06       113,417          593      81.24
8.000 - 8.499                          92      9,118,215      3.86        99,111          571      80.47
8.500 - 8.999                          45      4,088,466      1.73        90,855          567      79.94
9.000 - 9.499                          19      1,789,665      0.76        94,193          544      77.45
9.500 - 9.999                           5        360,593      0.15        72,119          531      74.74
10.000 - 10.499                         3        220,630      0.09        73,543          568      81.11
10.500 - 10.999                         1        264,914      0.11       264,914          564      62.00
11.000 - 11.499                         1        107,917      0.05       107,917          548      85.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                           3     $1,261,279      0.53 %     $420,426         689      77.03 %
5.000 - 5.499                          23      5,499,306      2.33       239,100          654      81.29
5.500 - 5.999                         106     24,117,312     10.20       227,522          652      82.37
6.000 - 6.499                         158     25,762,540     10.89       163,054          639      81.33
6.500 - 6.999                         365     61,114,353     25.84       167,437          628      83.05
7.000 - 7.499                         286     41,452,104     17.53       144,937          608      83.19
7.500 - 7.999                         327     40,171,279     16.98       122,848          591      82.93
8.000 - 8.499                         160     17,657,828      7.47       110,361          589      81.18
8.500 - 8.999                         114     11,996,021      5.07       105,228          572      80.49
9.000 - 9.499                          40      3,553,770      1.50        88,844          569      82.15
9.500 - 9.999                          30      2,901,303      1.23        96,710          545      78.41
10.000 - 10.499                         6        440,593      0.19        73,432          528      68.98
10.500 - 10.999                         3        220,630      0.09        73,543          568      81.11
11.000 - 11.499                         1        264,914      0.11       264,914          564      62.00
11.500 - 11.999                         1        107,917      0.05       107,917          548      85.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

--------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Loan to Value Ratios (%)         Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                           43     $3,473,602      1.47 %     $80,781          591
50.01 - 55.00                          19      2,601,536      1.10       136,923          602
55.01 - 60.00                          40      3,885,494      1.64        97,137          581
60.01 - 65.00                          45      5,101,902      2.16       113,376          597
65.01 - 70.00                          70      9,451,874      4.00       135,027          592
70.01 - 75.00                         151     21,090,676      8.92       139,673          604
75.01 - 80.00                         480     67,527,278     28.55       140,682          623
80.01 - 85.00                         295     42,101,103     17.80       142,716          611
85.01 - 90.00                         323     52,791,358     22.32       163,441          608
90.01 - 95.00                         106     18,080,298      7.64       170,569          642
95.01 - 100.00                         51     10,416,030      4.40       204,236          648
--------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615
--------------------------------------------------------------------------------------------------







GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
State or Territory               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

--------------------------------------------------------------------------------------------------------------
California                            166     $43,258,265    18.29 %     $260,592         629      81.00 %
Florida                               138     17,983,324      7.60       130,314          621      81.06
Michigan                              150     14,556,087      6.15        97,041          609      80.36
Illinois                               79     12,229,407      5.17       154,803          620      82.74
Minnesota                              59     10,072,680      4.26       170,723          615      83.19
New York                               37      8,785,908      3.71       237,457          621      81.13
Georgia                                69      8,334,720      3.52       120,793          609      82.26
Texas                                  79      8,205,907      3.47       103,872          596      82.44
Massachusetts                          25      7,876,799      3.33       315,072          629      83.69
Virginia                               46      7,715,219      3.26       167,722          602      83.33
North Carolina                         59      7,439,739      3.15       126,097          611      85.98
Other                                 716     90,063,096     38.08       125,786          610      83.01
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Loan Purpose                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
--------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,052     $154,953,946   65.51 %     $147,295         608      81.34 %
Purchase                              444     63,543,611     26.87       143,116          633      84.94
Rate/Term Refinance                   127     18,023,594      7.62       141,918          613      81.67
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Documentation Type               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

---------------------------------------------------------------------------------------------------------------
Full Documentation                  1,350     $193,520,706   81.82 %     $143,349         609      83.56 %
Reduced Documentation                 273     43,000,444     18.18       157,511          643      76.82
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Occupancy Type                   Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
Primary Residence                   1,488     $222,089,007   93.90 %     $149,253         613      82.66 %
Non Owner-occupied                    120     12,747,470      5.39       106,229          651      77.43
Second/Vacation                        15      1,684,673      0.71       112,312          661      76.88
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------



MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Property Type                    Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
----------------------------------------------------------------------------------------------------------------
Single Family detached              1,350     $191,787,172   81.09 %     $142,065          613      82.30 %
Planned Unit Development
(detached)                             86     16,730,143      7.07        194,537          605      83.93
Two to Four Family                     57      8,940,146      3.78        156,845          630      79.03
Planned Unit Development
(attached)                             33      6,838,803      2.89        207,236          631      89.03
Condo Low-Rise (Under 5 stories)       39      6,227,386      2.63        159,677          646      81.76
Manufactured Home                      44      4,352,366      1.84         98,917          637      77.70
Townhouse                              12      1,246,917      0.53        103,910          621      73.18
Condo High-Rise (Over 9 stories)        1        337,350      0.14        337,350          623      75.00
Leasehold                               1         60,868      0.03         60,868          746      90.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL:                              1,623     $236,521,150   100.00      $145,731          615      82.33 %
                                                                   %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Credit Grade                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
----------------------------------------------------------------------------------------------------------------
A4                                    607     $94,663,748    40.02 %     $155,953          647      83.19 %
AX                                    453     71,209,153     30.11        157,195          621      84.01
AM                                    273     38,182,088     16.14        139,861          579      83.62
B                                     169     20,629,652      8.72        122,069          557      77.21
C                                      93      9,098,824      3.85         97,837          548      71.92
CM                                     28      2,737,685      1.16         97,774          526      64.34
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731          615      82.33 %
----------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Prepayment Penalty Term          Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
12 Months                              75     $16,111,114     6.81 %     $214,815         631      84.96 %
24 Months                             811     122,975,712    51.99       151,635          613      83.22
36 Months                             248     30,601,688     12.94       123,394          620      81.03
60 Months                               6        422,650      0.18        70,442          600      83.81
None                                  477     64,798,281     27.40       135,845          614      80.66
Other                                   6      1,611,704      0.68       268,617          586      80.39
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 12, 24, 36, or 60 months. No loans have prepayment penalty terms greater than 60 months.








NOTE MARGINS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of                         Number of       Principal   % of        Principal    Average   Loan to Value
Note Margins (%)                Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.499                           1        $67,124      0.03 %     $67,124          614      70.00 %
4.000 - 4.499                           7      2,005,559      0.85       286,508          670      79.25
4.500 - 4.999                          20      4,894,128      2.07       244,706          661      84.57
5.000 - 5.499                          91     18,649,314      7.88       204,938          642      84.06
5.500 - 5.999                         133     25,312,766     10.70       190,322          634      84.62
6.000 - 6.499                         162     29,698,597     12.56       183,325          630      83.66
6.500 - 6.999                         314     48,506,472     20.51       154,479          616      81.77
7.000 - 7.499                         294     37,693,473     15.94       128,209          616      80.02
7.500 - 7.999                         217     28,884,307     12.21       133,107          602      82.59
8.000 - 8.499                         207     23,391,469      9.89       113,002          587      82.57
8.500 - 8.999                          88      9,572,697      4.05       108,781          576      82.81
9.000 - 9.499                          55      4,856,489      2.05        88,300          566      78.69
9.500 - 9.999                          27      2,487,841      1.05        92,142          549      75.71
10.000 - 10.499                         5        363,662      0.15        72,732          552      77.92
10.500 - 10.999                         1        106,250      0.04       106,250          585      85.00
11.000 - 11.499                         1         31,000      0.01        31,000          526      56.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     145,731          615      82.33 %
---------------------------------------------------------------------------------------------------------------




MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Maximum                 Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                         2       $849,875      0.36 %     $424,938         718      75.59 %
11.000 - 11.999                        64     12,228,759      5.17       191,074          661      82.58
12.000 - 12.999                       409     72,962,682     30.85       178,393          638      81.94
13.000 - 13.999                       600     85,443,821     36.13       142,406          611      83.38
14.000 - 14.999                       372     46,237,959     19.55       124,296          591      81.52
15.000 - 15.999                       130     14,418,398      6.10       110,911          575      81.26
16.000 - 16.999                        39      3,569,473      1.51        91,525          564      82.74
17.000 - 17.999                         5        437,352      0.18        87,470          550      79.32
18.000 - 18.999                         2        372,831      0.16       186,416          559      68.66
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Minimum                 Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.999                           1        $67,124      0.03 %     $67,124          614      70.00 %
4.000 - 4.999                           3      1,085,875      0.46       361,958          718      76.55
5.000 - 5.999                          90     17,994,475      7.61       199,939          651      82.52
6.000 - 6.999                         425     78,024,428     32.99       183,587          635      83.15
7.000 - 7.999                         632     87,933,198     37.18       139,135          609      82.12
8.000 - 8.999                         363     41,481,667     17.54       114,275          586      82.30
9.000 - 9.999                          97      8,862,659      3.75        91,368          565      78.90
10.000 - 10.999                         9        667,892      0.28        74,210          546      76.95
11.000 - 11.999                         3        403,831      0.17       134,610          557      67.69
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Next Interest Rate               Number of       Principal   % of        Principal    Average   Loan to Value
Adjustment Date                  Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
July-05                                 1       $116,004      0.05 %     $116,004         570      69.00 %
September-05                            1        123,560      0.05       123,560          761      85.00
October-05                              2        161,261      0.07        80,631          652      88.36
November-05                            13      2,257,535      0.95       173,657          627      82.65
December-05                           135     19,817,504      8.38       146,796          597      81.83
January-06                            626     95,322,537     40.30       152,272          613      82.49
February-06                           482     70,128,728     29.65       145,495          620      83.66
March-06                               72      8,974,993      3.79       124,653          603      80.70
July-06                                 1         60,868      0.03        60,868          746      90.00
October-06                              1         93,160      0.04        93,160          688      80.00
November-06                             2        173,955      0.07        86,977          618      90.63
December-06                            15      2,191,151      0.93       146,077          625      82.26
January-07                            107     15,056,502      6.37       140,715          626      80.99
February-07                           123     16,183,531      6.84       131,573          614      79.59
March-07                               39      5,614,560      2.37       143,963          637      79.09
April-07                                3        245,300        0.10      81,767          631      72.46
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------

